Exhibit 21.1

Bluerock Homes Trust, Inc.

List of Subsidiaries

1.	Bluerock Residential Holdings, LP, a Delaware limited partnership

2.	Bluerock TRS Holdings, LLC, a Delaware limited liability company

3.	BR SP Navigator, LLC, a Delaware limited liability company

4.	BR SP Navigator JV, LLC, a Delaware limited liability company

5.	BRG Navigator Manager, LLC, a Delaware limited liability company

6.	BRG Navigator, LLC, a Delaware limited liability company

7.	BR Cal Yauger Park, LLC, a Delaware limited liability company

8.	BR Cal Yauger Park JV, LLC, a Delaware limited liability company

9.	BRG Yauger Park, LLC, a Delaware limited liability company

10.	Wayforth at Concord, LLC, a Delaware limited liability company

11.	BRG Wayforth Investor, LLC, a Delaware limited liability company

12.	Peak Willow Park, LLC, a Delaware limited liability company

13.	BR Peak Willow Park JV, LLC, a Delaware limited liability company

14.	BRG Willow Park Investor, LLC, a Delaware limited liability company

15.	Wayford IP, LLC, a Delaware limited liability company

16.	BR Wayford IP JV, LLC, a Delaware limited liability company

17.	BRG Wayford IP Investor, LLC, a Delaware limited liability company

18.	CCC-PSL, LLC, a Delaware limited liability company

19.	BRG Capstone Lucie JV, LLC, a Delaware limited liability company

20.	BRG Port St. Lucie Cottages Investor, LLC, a Delaware limited liability company

21.	CCC-Myrtle Beach, LLC, a Delaware limited liability company

22.	BRG Capstone Myrtle Beach JV, LLC, a Delaware limited liability company

23.	BRG Myrtle Beach Cottages Investor, LLC, a Delaware limited liability company

24.	CCC-Warner Robbins, LLC, a Delaware limited liability company

25.	BRG Capstone Warner Robbins JV, LLC, a Delaware limited liability company

26.	BRG Warner Robbins Cottages Investor, LLC, a Delaware limited liability company

27.	ILE Homes Single Family Rental Fund, LP, a Delaware limited partnership

28.	ILE Holdings, LLC, a Delaware limited liability company

29.	ILE Bluerock Program Portfolio, LLC, a Delaware limited liability company

30.	ILE Homes Single Family Rental GP, LLC, a Delaware limited liability company

31.	ILE BR JV, LLC, a Delaware limited liability company

32.	BRG ILE Investor, LLC, a Delaware limited liability company

33.	BR BST AZ Portfolio I, LLC, a Delaware limited liability company

34.	BR BST AZ Pkg 1, LLC, a Delaware limited liability company

35.	BR BST AZ Pkg 2, LLC, a Delaware limited liability company

36.	BR BST AZ Pkg 3, LLC, a Delaware limited liability company

37.	BR BST CO Portfolio I, LLC, a Delaware limited liability company

38.	BR BST CO Pkg 1, LLC, a Delaware limited liability company

39.	BR BST CO Pkg 2, LLC, a Delaware limited liability company

40.	BR BST CO Pkg 3, LLC, a Delaware limited liability company

41.	BR BST WA Portfolio I, LLC, a Delaware limited liability company

42.	BR BST WA I Pkg 1, LLC, a Delaware limited liability company

43.	BR BST WA I Pkg 2, LLC, a Delaware limited liability company

44.	BR BST WA I Pkg 3, LLC, a Delaware limited liability company

45.	BR BST SFR JV I, LLC, a Delaware limited liability company

46.	BHM Ballast Investor, LLC, a Delaware limited liability company

47.	BR GPC JV, LLC, a Delaware limited liability company

48.	BR GPC Investor, LLC, a Delaware limited liability company

49.	BRG Peak SFR Pref Investor, LLC, a Delaware limited liability company

50.	PH OP PKG 8, LLC, a Delaware limited liability company

51.	BRG Springfield Lender, LLC, a Delaware limited liability company

52.	BRG Springfield Investor, LLC, a Delaware limited liability company

53.	Pkg 8 Springfield, LLC, a Delaware limited liability company

54.	Pkg 8 Indy, LLC, a Delaware limited liability company

55.	Pkg 8 Pledgor, LLC, a Delaware limited liability company

56.	PH OP PKG 10, LLC, a Delaware limited liability company

57.	Pkg 10-Springtown 70, LLC, a Delaware limited liability company

58.	Pkg 10-Texarkana 29, LLC, a Delaware limited liability company

59.	Pkg 10-Lubbock 1.0, LLC, a Delaware limited liability company

60.	Pkg 10-Granbury, LLC, a Delaware limited liability company

61.	Pkg 10-Granbury 34, LLC, a Delaware limited liability company

62.	Pkg 10-Axelrod 22, LLC, a Delaware limited liability company

63.	Pkg 10-Springtown 14, LLC, a Delaware limited liability company

64.	Pkg 10-Lynnwood 20, LLC, a Delaware limited liability company

65.	Pkg 10-Lynnwood 2-20, LLC, a Delaware limited liability company

66.	Pkg 10-Lubbock 2.0, LLC, a Delaware limited liability company

67.	Pkg 10-Lubbock 45, LLC, a Delaware limited liability company

68.	Pkg 10 Pledgor, LLC, a Delaware limited liability company

69.	Pkg 10A Recap, LLC, a Delaware limited liability company

70.	BRG Pkg 10 Lender, LLC, a Delaware limited liability company

71.	BRG Pkg 10 Investor, LLC, a Delaware limited liability company

72.	Pkg 10 Pledgor II, LLC, a Delaware limited liability company

73.	PH OP Pkg 11, LLC, a Delaware limited liability company

74.	Pkg 11 Pledgor, LLC, a Delaware limited liability company

75.	Pkg 10-FTW 188, LLC, a Delaware limited liability company

76.	BRG Pkg 11 Investor, LLC, a Delaware limited liability company

77.	BRG Pkg 11 Lender, LLC, a Delaware limited liability company

78.	Pkg 12 Lake Shore, LLC, a Delaware limited liability company

79.	Pkg 12 Dasher Pointe, LLC, a Delaware limited liability company

80.	Pkg 12 Blanford, LLC, a Delaware limited liability company

81.	Pkg 12 Cottages of Ebenezer, LLC, a Delaware limited liability company

82.	Pkg 12 Pine Grove, LLC, a Delaware limited liability company

83.	BR PH Pkg 12 Savannah Investor, LLC, a Delaware limited liability company

84.	BR PH Pkg 12 Savannah JV, LLC, a Delaware limited liability company

85.	BHM Pkg 12 Savannah Investor, LLC, a Delaware limited liability company

86.	BR PH Pkg 12 Savannah Pledgor, LLC, a Delaware limited liability company

87.	Peak Forest Hill, LLC, a Delaware limited liability company

88.	BR Peak Forest Hill JV, LLC, a Delaware limited liability company

89.	BRG Forest Hill Investor, LLC, a Delaware limited liability company

90.	Peak Weatherford, LLC, a Delaware limited liability company

91.	Peak Weatherford Pledgor, LLC, a Delaware limited liability company

92.	Peak BR Weatherford JV, LLC, a Delaware limited liability company

93.	BHM Peak Weatherford Investor, LLC, a Delaware limited liability company

94.	Bluerock REIT Operator, LLC, a Delaware limited liability company

95.	BR CWS Cascades I Owner, LLC, a Delaware limited liability company

96.	BR CWS Cascades II Owner, LLC, a Delaware limited liability company

97.	BR CWS 2017 Portfolio JV, LLC, a Delaware limited liability company

98.	BR CWS Portfolio Member, LLC, a Delaware limited liability company

99.	BRG CWS Portfolio, LLC, a Delaware limited liability company

100.	BR F&B District, LLC, a Delaware limited liability company

101.	BR F&B District Scottsdale JV, LLC, a Delaware limited liability company

102.	BRG District Manager, LLC, a Delaware limited liability company

103.	BRG District Scottsdale, LLC, a Delaware limited liability company

104.	BRG District Scottsdale TRS, LLC, a Delaware limited liability company

105.	BR Grandewood, LLC, a Delaware limited liability company

106.	BRG Grandewood Manager, LLC, a Delaware limited liability company

107.	BR 8800 South First, LLC, a Delaware limited liability company

108.	BR F&B 8800 South First JV, LLC, a Delaware limited liability company

109.	BR 8800 South First JV Member, LLC, a Delaware limited liability company

110.	BRG 8800 South First, LLC, a Delaware limited liability company

111.	BR Park & Kingston Charlotte, LLC, a Delaware limited liability company

112.	BRG Park & Kingston Manager, LLC, a Delaware limited liability company

113.	BR F&B Cactus Street, LLC, a Delaware limited liability company

114.	BR F&B Cactus Street JV, LLC, a Delaware limited liability company

115.	BRG Cactus Street, LLC, a Delaware limited liability company

116.	BRG Southside, LLC, a Delaware limited liability company

117.	BRG Vickers Roswell, LLC, a Delaware limited liability company

118.	BRG Chapel Hill Lender, LLC, a Delaware limited liability company

119.	BRG Thornton Flats Investor, LLC, a Delaware limited liability company

120.	BRG Mira Vista Investor, LLC, a Delaware limited liability company

121.	BRG Leander Investor, LLC, a Delaware limited liability company

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